Exhibit 99.1

For immediate release	For More Information:
James R. Gordon, EVP & Chief Financial Officer
325.627.7155

FIRST FINANCIAL BANKSHARES ANNOUNCES THIRD QUARTER 2021 EARNINGS

ABILENE, Texas, October 21, 2021—First Financial Bankshares, Inc. (NASDAQ: FFIN) today reported earnings for the third quarter of 2021 of $58.93 million compared to earnings of $52.86 million for the same quarter a year ago. Basic and diluted earnings per share were $0.41 for the third quarter of 2021 compared with $0.37 for the same quarter a year ago.

“During the third quarter, we produced strong operating results driven by organic growth reflecting the increasing strength of our markets. The continued recovery of the Texas economy produced net loan growth, excluding PPP loans, of $162.95 million for the quarter and our overall credit metrics continued to improve. Additionally, customer deposits grew $111.42 million during the quarter driven by net deposit account openings of 13,774 year-to-date. We are focused on closing out 2021 with strong growth as we serve our communities across Texas. We appreciate the continued support of our customers, shareholders and associates,” said F. Scott Dueser, Chairman, President and CEO of First Financial Bankshares, Inc.

Net interest income for the third quarter of 2021 was $95.78 million compared to $89.21 million for the third quarter of 2020. Average-earning assets increased to $11.58 billion for the third quarter of 2021 compared to $9.80 billion a year ago. The net interest margin, on a taxable equivalent basis, was 3.41 percent for the third quarter of 2021 compared to 3.75 percent in the third quarter of 2020.

Information related to the Company’s Paycheck Protection Program (“PPP”) loans is included in the following table (dollars in thousands):

	PPP Loans Originated		PPP Amounts as of September 30, 2021
	Number of Loans	Amount	Number of Loans	Period-End Amount, Net	Unamortized Fees	Recognized Fees During the Quarter Ended September 30, 2021
PPP Round 1	6,530	$703,450	51	$4,324	$63	$1,044
PPP Round 2	3,179	267,423	1,298	135,010	6,025	6,590

PPP Total	9,709	$970,873	1,349	$139,334	$6,088	$7,634

PPP loan balances declined $181.06 million from June 30, 2021 and accounted for $229.81 million in average balances for the third quarter of 2021 compared to $482.00 in the second quarter of 2021. Remaining unamortized fees continue to be amortized over the shorter of the repayment period or the contractual life of 24 to 60 months.

The Company recorded no provision for credit losses for the third quarter of 2021 compared to a provision for credit losses of $9.00 million for the third quarter of 2020. The Company’s allowance for loan losses for the third quarter of 2021 reflected the continued improvement in overall asset quality offset by loan growth.

For the third quarter of 2021, net recoveries totaled $1.23 million compared to net charge-offs of $409 thousand for the third quarter of 2020. At September 30, 2021, the allowance for credit losses totaled $63.37 million, or 1.20 percent of loans held-for-investment (“loans” hereafter), or 1.23 percent of loans, excluding PPP loans, compared to $76.04 million at September 30, 2020, or 1.44 percent of loans, or 1.66 percent of loans, excluding PPP loans. Additionally, the reserve for unfunded commitments totaled $6.75 million at September 30, 2021 compared to $2.31 million at September 30, 2020. Nonperforming assets as a percentage of loans and foreclosed assets totaled 0.48 percent at September 30, 2021, compared with 0.81 percent at September 30, 2020. Classified loans totaled $165.77 million at September 30, 2021, compared to $202.04 million at September 30, 2020.

Noninterest income in the third quarter of 2021 was $37.73 million compared to $38.58 million in the third quarter of 2020, as a result of the following:

•

Trust fees increased to $9.48 million in the third quarter of 2021 from $7.46 million in the third quarter of 2020. The fair value of trust assets managed increased to $8.08 billion at September 30, 2021 compared to $6.95 billion at September 30, 2020.

•	Service charges on deposits increased to $5.67 million in the third quarter of 2021 compared with $5.01 million in the third quarter of 2020.

•

ATM, interchange and credit card fees increased to $9.79 million in the third quarter of 2021 from $8.64 million in the third quarter of 2020, driven by continued growth in the number of debit cards issued and overall customer utilization.

•	Mortgage income was $8.79 million in the third quarter of 2021 compared to $15.23 million in the third quarter of 2020 due to lower overall origination volumes.

Loan recoveries during the third quarter of 2021 totaled $1.75 million compared to $202 thousand in the third quarter of 2020.

Noninterest expense for the third quarter of 2021 totaled $62.94 million compared to $55.59 million in the third quarter of 2020, as a result of the following:

•

Salary, commissions and employee benefit costs totaled $37.09 million for the third quarter of 2021, compared to $33.65 million in the third quarter of 2020. The increase over the prior year was primarily driven by increases effective March 1, 2021 from annual merit-based pay and increases in profit sharing and incentive compensation accruals during the third quarter of 2021.

The Company’s efficiency ratio was 45.88 percent for the third quarter of 2021 compared to 42.45 percent for the third quarter of 2020.

As of September 30, 2021, consolidated assets for the Company totaled $12.54 billion compared to $10.57 billion at September 30, 2020. Loans totaled $5.29 billion at September 30, 2021, compared with loans of $5.29 billion at September 30, 2020. Excluding PPP loans, loans have grown $557.21 million or 12.14 percent, from September 30, 2020 balances. Deposits totaled $9.89 billion at September 30, 2021, compared to $8.29 billion at September 30, 2020, driven by continued organic growth. Shareholders’ equity rose to $1.73 billion as of September 30, 2021, compared to $1.62 billion at September 30, 2020.

About First Financial Bankshares, Inc.

Headquartered in Abilene, Texas, First Financial Bankshares, Inc. is a financial holding company that through its subsidiary, First Financial Bank, N.A., operates multiple banking regions with 78 locations in Texas, including Abilene, Acton, Albany, Aledo, Alvarado, Beaumont, Boyd, Bridgeport, Brock, Bryan, Burleson, College Station, Cisco, Cleburne, Clyde, Conroe, Cut and Shoot, Decatur, Eastland, El Campo, Fort Worth, Fulshear, Glen Rose, Granbury, Grapevine, Hereford, Huntsville, Keller, Kingwood, Magnolia, Mauriceville, Merkel, Midlothian, Mineral Wells, Montgomery, Moran, New Waverly, Newton, Odessa, Orange, Palacios, Port Arthur, Ranger, Rising Star, Roby, San Angelo, Southlake, Stephenville, Sweetwater, Tomball, Trent, Trophy Club, Vidor, Waxahachie, Weatherford, Willis, and Willow Park. The Company also operates First Financial Trust & Asset Management Company, N.A., with ten locations and First Technology Services, Inc., a technology operating company.

The Company is listed on The NASDAQ Global Select Market under the trading symbol FFIN. For more information about First Financial, please visit our website at http://www.ffin.com.

####

Certain statements contained herein may be considered “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. These statements are based upon the belief of the Company’s management, as well as assumptions made beyond information currently available to the Company’s management, and may be, but not necessarily are, identified by such words as “expect”, “plan”, “anticipate”, “target”, “forecast” and “goal”. Because such “forward-looking statements” are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from the Company’s expectations include competition from other financial institutions and financial holding companies; the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; economic impact of oil and gas prices and the pandemic, changes in the demand for loans; fluctuations in value of collateral and loan reserves; inflation, interest rate, market and monetary fluctuations; changes in consumer spending, borrowing and savings habits; and acquisitions and integration of acquired businesses, and similar variables. Other key risks are described in the Company’s reports filed with the Securities and Exchange Commission, which may be obtained under “Investor Relations-Documents and Filings” on the Company’s Website or by writing or calling the Company at 325.627.7155. Except as otherwise stated in this news announcement, the Company does not undertake any obligation to update publicly or revise any forward-looking statements because of new information, future events or otherwise.

FIRST FINANCIAL BANKSHARES, INC.

CONSOLIDATED FINANCIAL SUMMARY (UNAUDITED)

(In thousands, except share and per share data)

	As of
	2021			2020
ASSETS	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,
Cash and due from banks	$201,901	$190,061	$190,350	$211,113	$175,088
Interest-bearing deposits in banks	359,241	654,531	893,221	517,971	58,933
Investment securities	6,119,984	5,578,048	5,109,631	4,393,029	4,431,280
Loans, held-for-investment, excluding PPP Loans	5,147,160	4,984,210	4,790,752	4,687,370	4,589,948
PPP loans	139,334	320,392	531,810	483,663	703,731

Total loans, held-for-investment	5,286,494	5,304,602	5,322,562	5,171,033	5,293,679
Allowance for loan losses	(63,370)	(62,138)	(62,974)	(66,534)	(76,038)

Net loans, held-for-investment	5,223,124	5,242,464	5,259,588	5,104,499	5,217,641
Loans, held-for-sale	47,721	61,802	65,405	83,969	101,055
Premises and equipment, net	147,516	147,655	142,415	142,269	141,002
Goodwill	313,481	313,481	313,481	313,481	313,481
Other intangible assets	3,689	4,087	4,499	4,911	5,394
Other assets	126,601	136,954	124,297	133,258	123,778

Total assets	$12,543,258	$12,329,083	$12,102,887	$10,904,500	$10,567,652

LIABILITIES AND SHAREHOLDERS’ EQUITY
Noninterest-bearing deposits	$3,574,405	$3,427,038	$3,350,145	$2,982,697	$2,950,407
Interest-bearing deposits	6,318,712	6,354,656	6,063,302	5,693,120	5,344,481

Total deposits	9,893,117	9,781,694	9,413,447	8,675,817	8,294,888
Borrowings	648,679	549,969	548,604	430,093	503,163
Trade date payable	174,236	189,838	381,871	14,641	53,730
Other liabilities	93,491	87,213	93,537	105,759	96,370
Shareholders’ equity	1,733,735	1,720,369	1,665,428	1,678,190	1,619,501

Total liabilities and shareholders’ equity	$12,543,258	$12,329,083	$12,102,887	$10,904,500	$10,567,652

	Quarter Ended
	2021			2020
INCOME STATEMENTS	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,
Interest income	$97,198	$92,602	$90,610	$92,457	$91,373
Interest expense	1,416	1,653	1,786	1,920	2,163

Net interest income	95,782	90,949	88,824	90,537	89,210
Provision for credit losses	—	(1,206)	(1,997)	(8,033)	9,000

Net interest income after provisions for credit losses	95,782	92,155	90,821	98,570	80,210
Noninterest income	37,726	34,673	34,874	35,709	38,575
Noninterest expense	62,939	59,374	57,723	63,705	55,593

Net income before income taxes	70,569	67,454	67,972	70,574	63,192
Income tax expense	11,641	11,075	11,054	12,099	10,335

Net income	$58,928	$56,379	$56,918	$58,475	$52,857

PER COMMON SHARE DATA
Net income - basic	$0.41	$0.40	$0.40	$0.41	$0.37
Net income - diluted	0.41	0.39	0.40	0.41	0.37
Cash dividends declared	0.15	0.15	0.13	0.13	0.13
Book value	12.17	12.08	11.70	11.80	11.40
Tangible book value	9.94	9.85	9.47	9.57	9.15
Market value	45.95	49.13	46.73	36.17	27.91
Shares outstanding - end of period	142,467,687	142,359,774	142,285,611	142,161,834	142,121,595
Average outstanding shares - basic	142,334,449	142,245,555	142,146,275	142,057,705	141,980,707
Average outstanding shares - diluted	143,218,920	143,164,611	143,002,658	142,644,088	142,529,242
PERFORMANCE RATIOS
Return on average assets	1.90%	1.89%	2.05%	2.19%	2.01%
Return on average equity	13.43	13.38	13.83	14.27	13.14
Return on average tangible equity	16.43	16.48	17.09	17.74	16.41
Net interest margin (tax equivalent)	3.41	3.36	3.55	3.75	3.75
Efficiency ratio	45.88	45.94	45.36	49.15	42.45

	Nine Months Ended Sept. 30,
INCOME STATEMENTS	2021	2020
Interest income	$280,410	$271,671
Interest expense	4,855	12,323

Net interest income	275,555	259,348
Provision for credit losses	(3,203)	27,550

Net interest income after provisions for credit losses	278,758	231,798
Noninterest income	107,273	104,226
Noninterest expense	180,036	164,233

Net income before income taxes	205,995	171,791
Income tax expense	33,770	28,233

Net income	$172,225	$143,558

PER COMMON SHARE DATA
Net income - basic	$1.21	$1.01
Net income - diluted	1.20	1.01
Cash dividends declared	0.43	0.38
Book Value	12.17	11.40
Tangible book value	9.94	9.15
Market Value	45.95	27.91
Shares outstanding - end of period	142,467,687	142,121,595
Average outstanding shares - basic	142,242,783	142,023,930
Average outstanding shares - diluted	143,183,792	142,519,448
PERFORMANCE RATIOS
Return on average assets	1.94%	1.91%
Return on average equity	13.55	12.46
Return on average tangible equity	16.66	15.71
Net interest margin (tax equivalent)	3.43	3.81
Efficiency ratio	45.73	44.21

FIRST FINANCIAL BANKSHARES, INC.

SELECTED FINANCIAL DATA (UNAUDITED)

(In thousands)

	Quarter Ended
	2021			2020
ALLOWANCE FOR LOAN LOSSES	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,
Balance at beginning of period	$62,138	$62,974	$66,534	$76,038	$68,947
Loans charged off	(1,475)	(392)	(574)	(1,339)	(853)
Loan recoveries	2,707	595	443	778	444

Net recoveries (charge-offs)	1,232	203	(131)	(561)	(409)
Initial adoption of ASU 2016-13 (CECL) - recorded in retained earnings	—	—	—	(619)	—
Reclassification of credit marks on purchased credit deteriorated (PCD) loans	—	—	—	1,678	—
Provision for loan losses	—	(1,039)	(3,429)	(10,002)	7,500

Balance at end of period	$63,370	$62,138	$62,974	$66,534	$76,038

ALLOWANCE FOR UNFUNDED COMMITMENTS
Balance at beginning of period	$6,751	$6,918	$5,486	$2,309	$809
Initial adoption of ASU 2016-13 (CECL)—recorded in retained earnings	—	—	—	1,208	—
Provision for unfunded commitments	—	(167)	1,432	1,969	1,500

Balance at end of period	$6,751	$6,751	$6,918	$5,486	$2,309

Allowance for loan losses / period-end loans held-for-investment	1.20%	1.17%	1.18%	1.29%	1.44%
Allowance for loan losses / nonperforming loans	250.92	208.45	160.00	155.61	177.99
Net charge-offs (recoveries) / average total loans (annualized)	(0.09)	(0.02)	0.01	0.04	0.03

	Quarter Ended
	2021			2020
COMPOSITION OF LOANS HELD-FOR-INVESTMENT	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,
Commercial:
C&I	$680,263	$662,711	$646,316	$647,719$	N/A
PPP	139,334	320,392	531,810	483,663	703,731
Municipal	165,847	179,356	176,949	181,325	N/A

Total Commercial	985,444	1,162,459	1,355,075	1,312,707	1,488,345
Agriculture	98,947	95,212	90,366	94,864	93,972
Real Estate:
Construction & Development	656,530	550,928	587,928	553,959	N/A
Farm	203,064	185,288	162,046	152,237	N/A
Non-Owner Occupied CRE	674,958	673,608	650,144	617,686	N/A
Owner Occupied CRE	824,231	820,055	759,906	746,974	N/A
Residential	1,328,798	1,328,474	1,254,727	1,248,409	N/A

Total Real Estate	3,687,581	3,558,353	3,414,751	3,319,265	3,287,605
Consumer:
Auto	394,072	383,764	370,027	353,595	N/A
Non-Auto	120,450	104,814	92,343	90,602	N/A

Total Consumer	514,522	488,578	462,370	444,197	423,757

Total loans held-for-investment	$5,286,494	$5,304,602	$5,322,562	$5,171,033	$5,293,679

SUMMARY OF LOAN CLASSIFICATION
Special Mention	$53,620	$54,497	$61,866	$56,585	$66,033
Substandard	112,151	120,497	128,550	140,866	136,010
Doubtful	—	—	—	—	—

Total classified loans	$165,771	$174,994	$190,416	$197,451	$202,043

NONPERFORMING ASSETS
Nonaccrual loans	$25,210	$29,786	$39,333	$42,619	$42,673
Accruing troubled debt restructured loans	22	23	23	24	25
Accruing loans 90 days past due	23	—	2	113	23

Total nonperforming loans	25,255	29,809	39,358	42,756	42,721
Foreclosed assets	28	305	300	142	331

Total nonperforming assets	$25,283	$30,114	$39,658	$42,898	$43,052

As a % of loans held-for-investment and foreclosed assets	0.48%	0.57%	0.75%	0.83%	0.81%
As a % of end of period total assets	0.20	0.24	0.33	0.39	0.41
OIL AND GAS PORTFOLIO INFORMATION *
Oil and gas loans	$96,469	$103,166	$105,261	$106,237	$118,567
Oil and gas loans as a % of total loans held-for-investment	1.87%	2.07%	2.20%	2.27%	2.58%
Classified oil and gas loans	$10,831	$13,090	$10,079	$13,298	$26,823
Nonaccrual oil and gas loans	3,058	3,986	4,759	4,774	6,800
Net charge-offs (recoveries) on oil and gas loans	(71)	59	40	24	—
* Excluding PPP loans
RETAIL/RESTAURANT/HOSPITALITY PORTFOLIO INFORMATION *
Retail loans	$348,797	$326,409	$282,310	$216,244	$229,386
Restaurant loans	59,031	56,997	51,772	48,618	39,523
Hotel loans	60,733	71,008	71,435	71,716	63,273
Other hospitality loans	27,369	27,929	24,014	21,970	26,041
Travel loans	593	790	664	780	801

Total retail/restaurant/hospitality loans	$496,523	$483,133	$430,195	$359,328	$359,024

Retail/Restaurant/Hospitality loans as a % of total loans held-for-investment	9.65%	9.69%	8.98%	7.67%	7.82%
Classified Retail/Restaurant/Hospitality loans	$34,341	$43,635	$45,214	$31,192	$28,171
Nonaccrual Retail/Restaurant/Hospitality loans	1,995	5,600	6,575	5,975	5,689
Net charge-offs (recoveries) on Retail/Restaurant/Hospitality loans	(506)	—	—	561	26
* Excluding PPP loans
CAPITAL RATIOS
Common equity Tier 1 capital ratio	19.71%	20.04%	20.32%	20.79%	20.56%
Tier 1 capital ratio	19.71	20.04	20.32	20.79	20.56
Total capital ratio	20.76	21.12	21.47	22.03	21.82
Tier 1 leverage ratio	11.19	11.10	11.55	11.86	11.65
Tangible common equity ratio	11.90	11.75	12.35	12.71	12.61
Equity/Assets ratio	13.82	13.95	13.76	15.39	15.33

	Quarter Ended
	2021			2020
NONINTEREST INCOME	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,
Trust fees	$9,484	$8,692	$8,299	$7,672	$7,461
Service charges on deposits	5,673	4,928	4,793	5,330	5,009
ATM, interchange and credit card fees	9,793	9,853	8,677	8,376	8,644
Gain on sale and fees on mortgage loans	8,788	8,291	9,894	11,116	15,228
Net gain on sale of available-for-sale securities	1	5	808	23	36
Net gain on sale of foreclosed assets	27	1	55	87	19
Net gain (loss) on sale of assets	(6)	74	145	22	(2)
Interest on loan recoveries	1,746	704	382	235	202
Other noninterest income	2,220	2,125	1,821	2,848	1,978

Total noninterest income	$37,726	$34,673	$34,874	$35,709	$38,575

NONINTEREST EXPENSE
Salaries, commissions and employee benefits, excluding profit sharing	$34,460	$32,936	$32,636	$34,773	$32,104
Profit sharing expense	2,630	2,110	2,295	6,245	1,545
Net occupancy expense	3,288	3,241	3,147	3,067	3,193
Equipment expense	2,450	2,177	2,164	2,154	2,157
FDIC insurance premiums	815	766	701	663	587
ATM, interchange and credit card expenses	2,935	3,039	2,772	2,811	2,829
Legal, tax and professional fees	2,893	3,352	2,726	2,302	2,615
Audit fees	466	430	440	407	526
Printing, stationery and supplies	432	489	325	449	615
Amortization of intangible assets	398	412	412	483	490
Advertising and public relations	1,746	1,392	1,388	1,600	797
Operational and other losses	1,087	534	287	537	621
Software amortization and expense	2,855	2,829	2,619	2,563	2,265
Other noninterest expense	6,484	5,667	5,811	5,651	5,249

Total noninterest expense	$62,939	$59,374	$57,723	$63,705	$55,593

TAX EQUIVALENT YIELD ADJUSTMENT	$3,670	$3,633	$3,547	$3,355	$3,170

	Nine Months Ended
	Sept. 30,
NONINTEREST INCOME	2021	2020

Trust fees	$26,475	$21,859
Service charges on deposits	15,394	15,242
ATM, interchange and credit card fees	28,323	24,093
Gain on sale and fees on mortgage loans	26,973	32,756
Net gain (loss) on sale of available-for-sale securities	814	3,610
Net gain (loss) on sale of foreclosed assets	83	72
Net gain (loss) on sale of assets	213	90
Interest on loan recoveries	2,832	621
Other noninterest income	6,166	5,883

Total noninterest income	$107,273	$104,226

NONINTEREST EXPENSE
Salaries, commissions and employee benefits, excluding profit sharing	$100,032	$89,610
Profit sharing expense	7,035	4,495
Net occupancy expense	9,676	9,321
Equipment expense	6,791	6,242
FDIC insurance premiums	2,282	1,095
ATM, interchange and credit card expenses	8,746	8,424
Legal, tax and professional fees	8,971	8,467
Audit fees	1,336	1,676
Printing, stationery and supplies	1,246	1,714
Amortization of intangible assets	1,222	1,507
Advertising and public relations	4,526	3,003
Operational and other losses	1,908	1,925
Software amortization and expense	8,303	6,299
Other noninterest expense	17,962	20,455

Total noninterest expense	$180,036	$164,233

TAX EQUIVALENT YIELD ADJUSTMENT	$10,850	$7,905

FIRST FINANCIAL BANKSHARES, INC.

SELECTED FINANCIAL DATA (UNAUDITED)

(In thousands)

	Three Months Ended			Three Months Ended
	Sept. 30, 2021			June 30, 2021
	Average	Tax Equivalent	Yield /	Average	Tax Equivalent	Yield /
	Balance	Interest	Rate	Balance	Interest	Rate
Interest-earning assets:
Federal funds sold	$1,554	$2	0.51%	$3,049	$4	0.54%
Interest-bearing deposits in nonaffiliated banks	612,551	236	0.15	796,835	211	0.11
Taxable securities	3,081,215	12,122	1.57	2,656,211	11,449	1.72
Tax exempt securities	2,542,606	17,701	2.78	2,461,924	17,410	2.83
Loans	5,337,807	70,807	5.26	5,383,781	67,161	5.00

Total interest-earning assets	11,575,733	$100,868	3.46%	11,301,800	$96,235	3.42%
Noninterest-earning assets	705,099			692,282

Total assets	$12,280,832			$11,994,082

Interest-bearing liabilities:
Deposits	$6,346,267	$1,340	0.08%	$6,229,991	$1,560	0.10%
Borrowings	599,934	76	0.05	527,669	93	0.07

Total interest-bearing liabilities	6,946,201	$1,416	0.08%	6,757,660	$1,653	0.10%
Noninterest-bearing deposits	3,490,685			3,439,683
Other noninterest-bearing liabilities	103,446			106,994
Shareholders’ equity	1,740,500			1,689,745

Total liabilities and shareholders’ equity	$12,280,832			$11,994,082

Net interest income and margin (tax equivalent)		$99,452	3.41%		$94,582	3.36%

	Three Months Ended			Three Months Ended
	Mar. 31, 2021			Dec. 31, 2020
	Average	Tax Equivalent	Yield /	Average	Tax Equivalent	Yield /
	Balance	Interest	Rate	Balance	Interest	Rate
Interest-earning assets:
Federal funds sold	$1,942	$3	0.58%	$—	$—	—%
Interest-bearing deposits in nonaffiliated banks	637,129	159	0.10	195,637	50	0.10
Taxable securities	2,251,419	10,264	1.82	2,086,419	10,708	2.05
Tax exempt securities	2,368,615	16,979	2.87	2,318,912	16,733	2.89
Loans	5,296,149	66,753	5.11	5,356,229	68,321	5.07

Total interest-earning assets	10,555,254	$94,158	3.62%	9,957,197	$95,812	3.83%
Noninterest-earning assets	700,550			674,229

Total assets	$11,255,804			$10,631,426

Interest-bearing liabilities:
Deposits	$5,916,237	$1,696	0.12%	$5,479,873	$1,826	0.13%
Borrowings	456,620	91	0.08	428,117	94	0.09

Total interest-bearing liabilities	6,372,857	$1,787	0.11%	5,907,990	$1,920	0.13%
Noninterest-bearing deposits	3,114,656			2,987,572
Other noninterest-bearing liabilities	99,581			106,065
Shareholders’ equity	1,668,710			1,629,799

Total liabilities and shareholders’ equity	$11,255,804			$10,631,426

Net interest income and margin (tax equivalent)		$92,371	3.55%		$93,892	3.75%

	Three Months Ended
	Sept. 30, 2020
	Average	Tax Equivalent	Yield /
	Balance	Interest	Rate
Interest-earning assets:
Federal funds sold	$2,009	$3	0.51%
Interest-bearing deposits in nonaffiliated banks	223,104	59	0.10
Taxable securities	2,187,547	12,063	2.21
Tax exempt securities	2,058,032	15,737	3.06
Loans	5,334,174	66,681	4.97

Total interest-earning assets	9,804,866	$94,543	3.84%
Noninterest-earning assets	671,374

Total assets	$10,476,240

Interest-bearing liabilities:
Deposits	$5,270,600	$2,064	0.16%
Borrowings	482,555	99	0.08

Total interest-bearing liabilities	5,753,155	$2,163	0.15%
Noninterest-bearing deposits	3,016,700
Other noninterest-bearing liabilities	106,295
Shareholders’ equity	1,600,090

Total liabilities and shareholders’ equity	$10,476,240

Net interest income and margin (tax equivalent)		$92,380	3.75%

	Nine Months Ended			Nine Months Ended
	Sept. 30, 2021			Sept. 30, 2020
	Average	Tax Equivalent	Yield /	Average	Tax Equivalent	Yield /
	Balance	Interest	Rate	Balance	Interest	Rate
Interest-earning assets:
Federal funds sold	$2,181	$9	0.55%	$1,854	$14	0.99%
Interest-bearing deposits in nonaffiliated banks	682,082	606	0.12	267,850	889	0.44
Taxable securities	2,665,988	33,834	1.69	2,283,064	40,748	2.38
Tax exempt securities	2,458,352	52,090	2.83	1,736,250	41,670	3.20
Loans	5,339,398	204,721	5.13	5,084,136	196,255	5.16

Total interest-earning assets	11,148,001	$291,260	3.49%	9,373,154	$279,576	3.98%
Noninterest-earning assets	699,326			673,325

Total assets	$11,847,327			$10,046,479

Interest-bearing liabilities:
Deposits	$6,165,740	$4,595	0.10%	$5,104,096	$11,293	0.30%
Borrowings	528,599	260	0.07	606,291	1,030	0.23

Total interest-bearing liabilities	6,694,339	$4,855	0.10%	5,710,387	$12,323	0.29%
Noninterest-bearing deposits	3,349,719			2,714,173
Other noninterest-bearing liabilities	103,354			82,670
Shareholders’ equity	1,699,915			1,539,249

Total liabilities and shareholders’ equity	$11,847,327			$10,046,479

Net interest income and margin (tax equivalent)		$286,405	3.43%		$267,253	3.81%